UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: May 10, 2011
(Date of earliest event reported)
IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-10235 (Commission File Number)	36-3555336 (IRS Employer Identification No.)
1925 W. Field Court
Lake Forest, Illinois 60045
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)
          Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Material Definitive Agreement.
On May 10, 2011, IDEX Corporation (the “Company”) entered into a definitive agreement (the “Securities Purchase Agreement”) to acquire all of the outstanding membership interests of CVI Melles Griot (“CVI”), from Norwest Equity Partners (“Norwest”), a leading middle market equity investment firm. The purchase price for the CVI membership interests is $400 million, subject to adjustment. Completion of the transactions contemplated by the Securities Purchase Agreement is subject to certain closing conditions.
CVI is a global leader in the design and manufacture of precision photonic solutions used in the Life Sciences, Research, Semiconductor, Security and Defense markets. CVI’s innovative products include specialty lasers and light sources, electro-optical components, opto-mechanical assemblies, including aspheric lenses, laser mirrors, interference filters and polarizers. CVI produces critical enabling products for demanding applications such as spectroscopy, cytometry, remote sensing, target designation and interferometry. Headquartered in Albuquerque, New Mexico, with manufacturing sites located on three continents, CVI has annual revenues of approximately $185 million. CVI will operate within IDEX’s Health and Science Technologies segment as a key addition to the optics and photonics platform.
The Securities Purchase Agreement has been provided solely to inform the Company’s stockholders and investors of its terms. The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Securities Purchase Agreement and may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Securities Purchase Agreement, and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Such stockholders and investors are not third-party beneficiaries under the Securities Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, CVI or any of their respective subsidiaries or affiliates.
The foregoing summary of the Securities Purchase Agreement, and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Securities Purchase Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Item 7.01 — Regulation FD Disclosure.
On May 11, 2011, IDEX Corporation issued a press release announcing that it has entered into a definitive agreement to acquire CVI Melles Griot (“CVI”), from Norwest Equity Partners (“Norwest”), a leading middle market equity investment firm.
IDEX management also hosted a conference call to discuss this transaction on Wednesday, May 11, 2011 at 12:00 pm Central Time. IDEX invited interested investors to listen to the live webcast and view related presentation slides, which are available on the Company’s website: www.idexcorp.com. The U.S. dial-in number is 800.831.6965; the international dial-in number is 706.758.1748; with conference ID #66425186. If you are unable to participate on the live call, a replay will be available through Midnight Eastern, June 11, 2011 by dialing 800.642.1687 or 706.645.9291 or log on to www.idexcorp.com.
A copy of the press release and the related presentation slides is furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8K and is incorporated herein by reference.
The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This Current Report and exhibit may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect IDEX’s judgment as of the date of this Current Report.
Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report. The risks and uncertainties include, but are not limited to IDEX’s ability to integrate and operate acquired businesses on a profitable basis and other risks and uncertainties identified under the heading “Risk Factors” included in Item 1A of IDEX’s Annual Report on Form 10-K for the year ended December 31, 2009 and information contained in subsequent periodic reports filed by IDEX with the Securities and Exchange Commission. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.
The information in this Current Report furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report in not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.
Item 9.01 — Financial Statements and Exhibits.
(d)	Exhibits

10.1	Securities Purchase Agreement dated May 10, 2011, by and between IDEX Corporation and CVI Laser, LLC

99.1	Press release dated May 11, 2011, issued by IDEX Corporation regarding the execution of the Securities Purchase Agreement

99.2	Presentation slides of IDEX Corporation’s conference call discussing the purchase of CVI Laser, LLC

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION
By:	/s/ Heath A. Mitts
Heath A. Mitts
Vice President and Chief Financial Officer

May 13, 2011

Exhibit Index

Exhibit
Number	Description
10.1	Securities Purchase Agreement dated May 10, 2011, by and between IDEX Corporation and CVI Laser, LLC

99.1	Press release dated May 11, 2011, issued by IDEX Corporation regarding the execution of the Securities Purchase Agreement

99.2	Presentation slides of IDEX Corporation’s conference call discussing the purchase of CVI Laser, LLC